UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00248
                 ---------------------------------------------

                            THE ADAMS EXPRESS COMPANY

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Lawrence L. Hooper, Jr.
                          The Adams Express Company
                             7 Saint Paul Street
                                 Suite 1140
                           Baltimore, Maryland  21202


Registrant's telephone number, including area code: 410-752-5900

Date of fiscal year end:  December 31, 2007

Date of reporting period: June 30, 2007

Item 1: Reports to Stockholders.

                           THE ADAMS EXPRESS COMPANY

--------------------------------------------------------------------------------
Board of Directors

Enrique R. Arzac /1,4,5/    Thomas H. Lenagh /2,3/
Phyllis O. Bonanno /1,4,5/  Kathleen T. McGahran /2,4/
Daniel E. Emerson/ 1,3,5/   Douglas G. Ober/ 1/
Frederic A. Escherich /2,3/ Craig R. Smith /2,4/
Roger W. Gale /1,3,5/
1.Member of Executive Committee
2.Member of Audit Committee
3.Member of Compensation Committee
4.Member of Retirement Benefits Committee
5.Member of Nominating and Governance Committee

Officers

Douglas G. Ober         Chairman and
                          Chief Executive Officer
Joseph M. Truta         President
Lawrence L. Hooper, Jr. Vice President, General
                          Counsel and Secretary
Maureen A. Jones        Vice President,
                          Chief Financial Officer
                          and Treasurer
Stephen E. Kohler       Vice President--Research
David R. Schiminger     Vice President--Research
D. Cotton Swindell      Vice President--Research
David D. Weaver         Vice President--Research
Christine M. Sloan      Assistant Treasurer
Geraldine H. Pare       Assistant Secretary

                                   --------
                                  Stock Data
                                   --------

Market Price (6/30/07)    $14.89
Net Asset Value (6/30/07) $17.06
Discount:                  12.7%

New York Stock Exchange ticker symbol: ADX
NASDAQ Mutual Fund Quotation Symbol: XADEX
Newspaper stock listings are generally under the abbreviation: AdaEx

                               ----------------
                             Distributions in 2007
                               ----------------

From Investment Income (paid or declared) $0.14
From Net Realized Gains                    0.01
                                          -----
Total                                     $0.15
                                          =====

                            ----------------------
                          2007 Dividend Payment Dates
                            ----------------------

             March 1, 2007
             June 1, 2007
             September 1, 2007
             December 27, 2007*

        *Anticipated

                             The Adams Express Company
                             Semi-Annual Report
                             June 30, 2007

                             Generation after generation
                             we grow with you/tm

                             INVEST/PROTECT/GROW

                                    [GRAPHIC]

                            LETTER TO STOCKHOLDERS

--------------------------------------------------------------------------------


We submit herewith the financial statements of The Adams Express Company (the Company) for the six months ended June 30, 2007. Also provided are the report of the independent registered public accounting firm, a schedule of investments, and other summary financial information.

Net assets of the Company at June 30, 2007 were $17.06 per share on 85,893,132 shares outstanding, compared with $15.86 per share at December 31, 2006 on 86,838,223 shares outstanding. On March 1, 2007, a distribution of $0.05 per share was paid, consisting of $0.03 from 2006 investment income, $0.01 from 2006 short-term capital gain, and $0.01 from 2007 investment income, all taxable in 2007. A 2007 invest-ment income dividend of $0.05 per share was paid on June 1, 2007, and another $0.05 per share investment income dividend has been declared to shareholders of record August 14, 2007, payable September 1, 2007.

Net investment income for the six months ended June 30, 2007 amounted to $16,387,719, compared with $8,966,520 for the same period in 2006. These earnings are equal to $0.19 and $0.11 per share.

Net capital gain realized on investments for the six months ended June 30, 2007 amounted to $35,958,118, or $0.42 per share.

The total return on the net asset value (with dividends and capital gains reinvested) of the Company's shares was 8.3% for the six months ended June 30, 2007. The total return on the market value of the Company's shares in the period was 8.1%. These compare to a 7.0% total return for the Standard & Poor's 500 Composite Stock Index and a 6.9% total return for the Lipper Large Cap Core Mutual Fund Average over the same time period.

For the twelve months ended June 30, 2007, the Company's total return on net asset value was 20.3% and on market value was 23.3%, as the discount narrowed during the period. Comparable figures for the S&P 500 and the Lipper Large Cap Core Mutual Fund Average were 20.6% and 19.6%, respectively.

In June 2007, the Board of Directors of the Company adopted Amended and Restated Bylaws for the Company. Further information may be found on page 16 of this report.

Current and potential stockholders can find information about the Company, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.adamsexpress.com. Also available on the website are a history of the Company, historical financial information, and other useful content. Further information regarding stockholder services is located on page 18 of this report.

                               -----------------

By order of the Board of Directors,
/s/
Douglas G. Ober,
Chairman and
Chief Executive Officer
/s/ Joseph M. Truta
Joseph M. Truta,
President

July 13, 2007

                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                 June 30, 2007

Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $893,749,645)                                                          $1,320,403,289
  Non-controlled affiliate, Petroleum & Resources Corporation
    (cost $34,735,404)                                                               84,453,212
  Short-term investments (cost $56,042,573)                                          56,042,573
  Securities lending collateral (cost $51,790,258)                                   51,790,258 $1,512,689,332
------------------------------------------------------------------------------------------------
Cash                                                                                                   394,141
Investment securities sold                                                                           1,279,753
Dividends and interest receivable                                                                    1,254,791
Prepaid pension cost                                                                                 3,384,802
Prepaid expenses and other assets                                                                    2,305,143
---------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                 1,521,307,962
---------------------------------------------------------------------------------------------------------------
Liabilities
Investment securities purchased                                                                        349,156
Open written option contracts at value (proceeds $522,629)                                             613,325
Obligations to return securities lending collateral                                                 51,790,258
Accrued expenses                                                                                     3,305,316
---------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                               56,058,055
---------------------------------------------------------------------------------------------------------------
    Net Assets                                                                                  $1,465,249,907
---------------------------------------------------------------------------------------------------------------
Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares;
  issued and outstanding 85,893,132 shares (includes 86,867 restricted
  shares, 6,000 restricted stock units, and 4,112 deferred stock units) (Note 6)                $       85,893
Additional capital surplus                                                                         940,985,075
Accumulated other comprehensive income (Note 5)                                                     (1,716,072)
Undistributed net investment income                                                                 13,257,872
Undistributed net realized gain on investments                                                      36,356,383
Unrealized appreciation on investments                                                             476,280,756
---------------------------------------------------------------------------------------------------------------
    Net Assets Applicable to Common Stock                                                       $1,465,249,907
---------------------------------------------------------------------------------------------------------------
    Net Asset Value Per Share of Common Stock                                                           $17.06
---------------------------------------------------------------------------------------------------------------

 * See Schedule of Investments on pages 9 and 10.

 The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                        Six Months Ended June 30, 2007

Investment Income
  Income:
    Dividends:
      From unaffiliated issuers                                                            $ 17,571,283
      From non-controlled affiliate                                                             415,487
    Interest and other income                                                                 1,669,448
-------------------------------------------------------------------------------------------------------
      Total income                                                                           19,656,218
-------------------------------------------------------------------------------------------------------
  Expenses:
    Investment research                                                                       1,478,739
    Administration and operations                                                               726,243
    Directors' fees                                                                             172,626
    Reports and stockholder communications                                                      195,593
    Transfer agent, registrar and custodian expenses                                            171,863
    Auditing and accounting services                                                             61,351
    Legal services                                                                               67,968
    Occupancy and other office expenses                                                         231,935
    Travel, telephone and postage                                                                48,160
    Other                                                                                       114,021
-------------------------------------------------------------------------------------------------------
      Total expenses                                                                          3,268,499
-------------------------------------------------------------------------------------------------------
      Net Investment Income                                                                  16,387,719
-------------------------------------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                                                 35,805,044
  Net realized gain distributed by regulated investment company (non-controlled affiliate)      153,074
  Change in unrealized appreciation on investments                                           57,524,500
-------------------------------------------------------------------------------------------------------
      Net Gain on Investments                                                                93,482,618
-------------------------------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                                             $109,870,337
-------------------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                            Six Months Ended    Year Ended
                                                             June 30, 2007   December 31, 2006
                                                            ---------------- -----------------
From Operations:
  Net investment income                                      $   16,387,719   $   19,691,488
  Net realized gain on investments                               35,958,118       56,553,881
  Change in unrealized appreciation on investments               57,524,500      102,278,889
  Change in accumulated other comprehensive income (note 5)         108,033       (1,824,105)
----------------------------------------------------------------------------------------------
    Change in net assets resulting from operations              109,978,370      176,700,153
----------------------------------------------------------------------------------------------
Distributions to Stockholders from:
  Net investment income                                          (7,762,435)     (19,554,259)
  Net realized gain from investment transactions                   (868,719)     (56,771,240)
----------------------------------------------------------------------------------------------
    Decrease in net assets from distributions                    (8,631,154)     (76,325,499)
----------------------------------------------------------------------------------------------
From Capital Share Transactions:
  Value of shares issued in payment of distributions                  3,761       31,661,698
  Cost of shares purchased (Note 4)                             (13,843,891)     (21,770,315)
  Deferred compensation (Notes 4,6)                                 324,511          423,621
----------------------------------------------------------------------------------------------
    Change in net assets from capital share transactions        (13,515,619)      10,315,004
----------------------------------------------------------------------------------------------
    Total Increase in Net Assets                                 87,831,597      110,689,658

Net Assets:
  Beginning of period                                         1,377,418,310    1,266,728,652
----------------------------------------------------------------------------------------------
  End of period (including undistributed net investment
    income of $13,257,872 and $4,632,588, respectively)      $1,465,249,907   $1,377,418,310
----------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company is an internally-managed fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its stockholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at June 30, 2007 was $1,035,830,629 and net unrealized appreciation aggregated $476,858,703, of which the related gross unrealized appreciation and depreciation were $530,588,714 and $53,730,011, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations. Any income tax-related interest or penalties would be classified as income tax expense.

Effective June 29, 2007, the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Company's net assets or results of operations.

3. Investment Transactions

The Company's investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2007 were $93,154,357 and $89,051,906, respectively. Options may be written (sold) or purchased by the Company. The Company, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of June 30, 2007 can be found on page 12.

Transactions in written covered call and collateralized put options during the six months ended June 30, 2007 were as follows:

                                 Covered Calls     Collateralized Puts
                              -------------------  -------------------
                              Contracts  Premiums  Contracts  Premiums
                              --------- ---------  --------- ---------
        Options outstanding,
         December 31, 2006      3,745   $ 497,618    2,103   $ 220,313
        Options written         3,690     465,727    3,035     327,642
        Options terminated in
         closing purchase
         transactions            (550)    (83,598)    --         --
        Options expired        (2,395)   (293,125)  (2,853)   (310,810)
        Options exercised      (2,100)   (301,138)    --         --
        ---------------------------------------------------------------
        Options outstanding,
         June 30, 2007          2,390   $ 285,484    2,285   $ 237,145
        ---------------------------------------------------------------

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2006, the Company issued 2,301,959 shares of its Common Stock at a price of $13.75 per share (the average market price on December 11, 2006) to stockholders of record on November 21, 2006 who elected to take stock in payment of the year-end distribution from 2006 capital gain and investment income. In addition, 722 shares were issued at a weighted average price of $13.43 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

During 2007, the Company has issued 267 shares of its Common Stock at a weighted average price of $14.02 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2007 and 2006 were as follows:

                                  Shares                    Amount
                          ----------------------  --------------------------
                          Six months               Six months
                            ended     Year ended     ended       Year ended
                           June 30,  December 31,   June 30,    December 31,
                             2007        2006         2007          2006
                          ---------- ------------ ------------  ------------
   Shares issued in
    payment of
    distributions               267    2,302,681  $      3,761  $ 31,661,698
   Shares purchased (at a
    weighted average
    discount from net
    asset value of 13.2%
    and 13.9%,
    respectively)          (989,124)  (1,623,542)  (13,843,891)  (21,770,315)
   Net activity under the
    Equity-Based
    Compensation Plans       43,766       59,477       324,511       423,621
   --------------------------------------------------------------------------
   Net change              (945,091)     738,616  $(13,515,619) $ 10,315,004
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------


5. Retirement Plans

The Company's non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Company has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Company's policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the six months ended June 30, 2007, the Company did not contribute to the plans. The Company does not anticipate making any contribution to the overfunded plan in 2007.

The following table aggregates the components of the plans' net periodic pension cost:

                                              Six months
                                                ended     Year ended
                                               June 30,  December 31,
                                                 2007        2006
                                              ---------- ------------
           Service cost                       $ 243,658   $ 460,969
           Interest cost                        284,247     518,015
           Expected return on plan assets      (427,777)   (922,155)
           Amortization of prior service cost    47,254     119,776
           Amortization of net loss              81,313     180,764
           Deferred asset gain                     --       128,119
           ----------------------------------------------------------
           Net periodic pension cost          $ 228,695   $ 485,488
           ----------------------------------------------------------

The Company also sponsors a defined contribution plan that covers substantially all employees. For the six months ended June 30, 2007, the Company expensed contributions of $95,309. The Company does not provide postretirement medical benefits.

6. Equity-Based Compensation

Although the Stock Option Plan of 1985 ("1985 Plan") has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Company during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of June 30, 2007, and changes during the six month period then ended, is presented below:

                                                  Weighted-  Weighted-
                                                   Average    Average
                                                  Exercise   Remaining
                                         Options    Price   Life (Years)
                                         -------  --------- ------------
        Outstanding at December 31, 2006 201,990   $11.81       4.79
        Exercised                        (55,186)   10.38        --
        ----------------------------------------------------------------
        Outstanding at June 30, 2007     146,804   $12.33       3.97
        ----------------------------------------------------------------
        Exercisable at June 30, 2007      80,282   $12.86       3.25
        ----------------------------------------------------------------

The options outstanding as of June 30, 2007 are set forth below:

                                                  Weighted   Weighted
                                                  Average    Average
                                        Options   Exercise  Remaining
         Exercise Price               Outstanding  Price   Life (Years)
         --------------               ----------- -------- ------------
         $8.25-$10.49                    42,817    $ 9.25      3.64
         $10.50-$12.74                   52,839     11.02      5.10
         $12.75-$14.99                    --         --         --
         $15.00-$17.25                   51,148     16.28      3.09
         --------------------------------------------------------------
         Outstanding at June 30, 2007   146,804    $12.33      3.97
         --------------------------------------------------------------

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award's vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the six months ended June 30, 2007 was $115,897.

The 2005 Equity Incentive Compensation Plan ("2005 Plan"), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company's Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of awards earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remains available for future grants under the 2005 Plan at June 30, 2007 is 3,289,337 shares.

The Company pays dividends and dividend equivalents on outstanding awards, which are charged to net assets when paid. Dividends and dividend equivalents paid on restricted awards that are later forfeited are reclassified to compensation expense.

A summary of the status of the Company's awards granted under the 2005 Plan as of June 30, 2007, and changes during the six month period then ended, is presented below:

                                                             Weighted
                                                             Average
                                                   Shares/  Grant-Date
         Awards                                     Units   Fair Value
         ------                                    -------  ----------
         Balance at December 31, 2006               70,493    $12.92
         Granted:
          Restricted stock                          32,720     13.73
          Restricted stock units                     6,000     14.07
          Deferred stock units                         963     13.90
         Vested                                    (13,197)    12.99
         Forfeited                                    --        --
         -------------------------------------------------------------
         Balance at June 30, 2007 (includes 82,220
          performance-based awards and 14,759
          nonperformance-based awards)              96,979    $13.13
         -------------------------------------------------------------

--------------------------------------------------------------------------------


Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ending June 30, 2007 were $209,452. The total compensation costs for restricted stock units granted to non-employee directors for the period ended June 30, 2007 were $44,876. As of June 30, 2007, there were total unrecognized compensation costs of $807,143, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.87 years.

7. Officer and Director Compensation

The aggregate remuneration paid during the six months ended June 30, 2007 to officers and directors amounted to $2,080,502, of which $185,041 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Company's officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At June 30, 2007, the Company had securities on loan of $50,590,515 and held collateral of $51,790,258, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

                             FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                      ------------------------
                                         Six Months Ended
                                      ----------------------
                                                                              Year Ended December 31
                                       June 30,    June 30,   ------------------------------------------------------
                                         2007        2006        2006       2005       2004       2003       2002
                                      ----------  ----------  ---------- ---------- ---------- ---------- ----------

 Per Share Operating Performance

 Net asset value, beginning of period     $15.86      $14.71      $14.71     $15.04     $14.36     $12.12     $16.05
--------------------------------------------------------------------------------------------------------------------

  Net investment income                    0.19*        0.11        0.23       0.22     0.23**       0.19       0.20

  Net realized gains and increase
    (decrease) in unrealized
    appreciation                            1.09        0.37        1.86       0.32       1.39       2.85     (3.38)

  Change in accumulated other
    comprehensive income
    (note 5)                                  --          --      (0.02)         --         --         --         --
--------------------------------------------------------------------------------------------------------------------

 Total from investment operations           1.28        0.48        2.07       0.54       1.62       3.04     (3.18)
--------------------------------------------------------------------------------------------------------------------

 Less distributions

  Dividends from net investment
    income                                (0.09)      (0.08)      (0.23)     (0.22)     (0.24)     (0.17)     (0.19)

  Distributions from net realized
    gains                                 (0.01)      (0.02)      (0.67)     (0.64)     (0.66)     (0.61)     (0.57)
--------------------------------------------------------------------------------------------------------------------

 Total distributions                      (0.10)      (0.10)      (0.90)     (0.86)     (0.90)     (0.78)     (0.76)
--------------------------------------------------------------------------------------------------------------------

  Capital share repurchases                 0.02        0.03        0.04       0.05       0.02       0.04       0.05

  Reinvestment of distributions               --          --      (0.06)     (0.06)     (0.06)     (0.06)     (0.04)
--------------------------------------------------------------------------------------------------------------------

 Total capital share transactions           0.02        0.03      (0.02)     (0.01)     (0.04)     (0.02)       0.01
--------------------------------------------------------------------------------------------------------------------

 Net asset value, end of period           $17.06      $15.12      $15.86     $14.71     $15.04     $14.36     $12.12
--------------------------------------------------------------------------------------------------------------------

 Per share market price, end
   of period                              $14.89      $12.87      $13.87     $12.55     $13.12     $12.41     $10.57

 Total Investment Return

  Based on market price                     8.1%        3.3%       17.9%       2.2%      13.2%      25.2%    (20.6)%

  Based on net asset value                  8.3%        3.6%       15.0%       4.5%      12.1%      26.3%    (19.4)%

 Ratios/Supplemental Data

  Net assets, end of period
    (in 000's)                        $1,465,250  $1,286,894  $1,377,418 $1,266,729 $1,295,549 $1,218,862 $1,024,810

  Ratio of expenses to average
    net assets                             0.46%+      0.47%+      0.50%      0.45%      0.43%      0.47%      0.34%

  Ratio of net investment income to
    average net assets                     2.31%+      1.38%+      1.50%      1.44%      1.54%      1.45%      1.42%

  Portfolio turnover                      13.11%+     13.55%+     10.87%     12.96%     13.43%     12.74%     17.93%

  Number of shares outstanding at
    end of period (in 000's)              85,893      85,117      86,838     86,100     86,135     84,886     84,536
                                      ------------------------

--------
 *In April 2007 the Company received $5,100,000, or $0.06 per share, in a special cash dividend from Dean Foods Co.
**In 2004 the Company received $2,400,000, or $0.03 per share, in an extraordinary dividend from Microsoft Corp.
 +Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

                                 June 30, 2007


                                    Shares    Value (A)
-                                  --------- ------------
Stocks and Convertible Securities -- 95.9%

  Consumer -- 16.6%
   Consumer Discretionary -- 7.1%
   BJ's Wholesale Club, Inc. (B)     450,000 $ 16,213,500
   Comcast Corp. (B)                 525,000   14,763,000
   Gannett Co., Inc.                 112,500    6,181,875
   Harley-Davidson, Inc. (C)         120,000    7,153,200
   Lowe's Companies, Inc.            575,000   17,646,750
   Newell Rubbermaid Inc.            400,000   11,772,000
   Ryland Group Inc. (C)             305,000   11,397,850
   Target Corp.                      290,000   18,444,000
                                             ------------
                                              103,572,175
                                             ------------
   Consumer Staples -- 9.5%
   Avon Products, Inc.               418,400   15,376,200
   Bunge Ltd.                        140,000   11,830,000
   Coca-Cola Co.                     200,000   10,462,000
   Dean Foods Co.                    340,000   10,835,800
   Del Monte Foods Co.             1,115,000   13,558,400
   PepsiCo, Inc.                     400,000   25,940,000
   Procter & Gamble Co.              340,000   20,804,600
   Safeway Inc.                      390,000   13,271,700
   Unilever plc ADR                  550,000   17,743,000
                                             ------------
                                              139,821,700
                                             ------------
  Energy -- 13.1%
   ConocoPhillips                    345,000   27,082,500
   ENSCO International, Inc.         209,150   12,760,242
   Exxon Mobil Corp.                 215,000   18,034,200
   Marathon Oil Co.                  240,000   14,390,400
   Murphy Oil Corp.                   38,500    2,288,440
   Petroleum & Resources
    Corporation (D)                2,186,774   84,453,212
   Schlumberger Ltd.                 380,000   32,277,200
                                             ------------
                                              191,286,194
                                             ------------
  Financials -- 16.4%
   Banking -- 12.8%
   BankAtlantic Bancorp, Inc.        880,000    7,576,800
   Bank of America Corp.             610,000   29,822,900
   Bank of New York Co., Inc.
    (The)                            375,000   15,540,000
   Compass Bancshares Inc.            85,000    5,863,300
   Fifth Third Bancorp               280,000   11,135,600
   Investors Financial Services
    Corp.                            357,500   22,047,024
   Morgan Stanley                    150,000   12,582,000
   PNC Financial Services Group
    Inc.                             200,000   14,316,000
   Prosperity Bancshares, Inc.       200,000    6,552,000
   Wachovia Corp.                    470,000   24,087,500
   Wells Fargo & Co.                 650,000   22,860,500
   Wilmington Trust Corp.            363,000   15,068,130
                                             ------------
                                              187,451,754
                                             ------------

                                     Shares    Value (A)
-                                   --------- ------------
   Insurance -- 3.6%
   AMBAC Financial Group, Inc.        200,000 $ 17,438,000
   American International Group,
    Inc.                              500,000   35,015,000
                                              ------------
                                                52,453,000
                                              ------------
  Health Care -- 12.1%
   Abbott Laboratories                320,000   17,136,000
   Advanced Medical Optics,
    Inc. (B)(C)                       325,000   11,336,000
   Bristol-Myers Squibb Co.           345,000   10,888,200
   CVS/Caremark Corp.                 208,750    7,608,938
   Genentech, Inc. (B)                220,000   16,645,200
   Johnson & Johnson                  255,000   15,713,100
   Medtronic, Inc.                    310,000   16,076,600
   Pfizer Inc.                      1,120,000   28,638,400
   Senomyx, Inc. (B)(C)               550,000    7,425,000
   Teva Pharmaceutical Industries
    Ltd. ADR                          385,000   15,881,250
   Wyeth Co.                          325,000   18,635,500
   Zimmer Holdings, Inc. (B)          125,000   10,611,250
                                              ------------
                                               176,595,438
                                              ------------
  Industrials -- 14.2%
   Cintas Corp.                       300,000   11,829,000
   Curtiss-Wright Corp.               360,000   16,779,600
   Emerson Electric Co.               400,000   18,720,000
   General Electric Co.             1,487,700   56,949,156
   Illinois Tool Works Inc.           250,000   13,547,500
   Masco Corp.                        450,000   12,811,500
   Oshkosh Truck Corp.                270,000   16,988,400
   3M Co.                             160,000   13,886,400
   Spirit AeroSystems Holdings,
    Inc. (B)                          395,000   14,239,750
   United Parcel Service, Inc.        155,000   11,315,000
   United Technologies Corp.          300,000   21,279,000
                                              ------------
                                               208,345,306
                                              ------------
  Information Technology -- 12.7%
   Communication Equipment -- 1.6%
   Avaya Inc. (B)                     600,000   10,104,000
   Corning Inc. (B)                   500,000   12,775,000
                                              ------------
                                                22,879,000
                                              ------------
   Computer Related -- 8.3%
   Automatic Data Processing Inc.     300,000   14,541,000
   BEA Systems, Inc. (B)              800,000   10,952,000
   Cisco Systems, Inc. (B)            850,000   23,672,500
   Dell Inc. (B)                      585,000   16,701,750
   Microsoft Corp.                  1,180,000   34,774,600
   Oracle Corp. (B)                 1,100,000   21,681,000
                                              ------------
                                               122,322,850
                                              ------------
   Electronics -- 2.8%
   Broadcom Corp. (B)                 400,000   11,700,000
   Cree, Inc. (B)(C)                  375,000    9,693,750
   Intel Corp.                        800,000   19,008,000
                                              ------------
                                                40,401,750
                                              ------------

--------------------------------------------------------------------------------

                                 June 30, 2007

                                      Shares    Value (A)
-                                     ------- --------------
  Materials -- 4.9%
   Air Products and Chemicals, Inc.   230,000 $   18,485,100
   du Pont (E.I.) de Nemours
    and Co.                           360,000     18,302,400
   Florida Rock Industries Inc.       200,000     13,500,000
   Rohm & Haas Co.                    400,000     21,872,000
                                              --------------
                                                  72,159,500
                                              --------------
  Telecom Services -- 2.8%
   Alltel Corp.                       300,000     20,265,000
   AT&T Corp.                         400,000     16,600,000
   Windstream Corp.                   310,178      4,578,227
                                              --------------
                                                  41,443,227
                                              --------------
  Utilities -- 3.1%
   Aqua America, Inc. (C)             499,000     11,222,510
   Duke Energy Corp.                  611,560     11,191,548
   MDU Resources Group, Inc.          562,500     15,772,500
   Spectra Energy Corp.               305,780      7,938,049
                                              --------------
                                                  46,124,607
                                              --------------
Total Stocks and Convertible Securities
 (Cost $928,485,049) (E)                      $1,404,856,501
                                              --------------

                                 Prin. Amt.      Value (A)
-                                -----------  --------------
Short-Term Investments -- 3.8%
   U.S. Government Obligations -- 1.1%
   U.S. Treasury Bills,
    4.70%, due 8/16/07           $16,500,000  $   16,400,908
                                              --------------
   Time Deposit -- 0.0%
   Bank of America Corp.,
    4.64%, due 7/2/07                                206,900
                                              --------------
   Commercial Paper -- 2.7%
   AIG Funding Inc.,
    5.25%, due 7/5/07              5,400,000       5,396,850
   American General Finance,
    Inc., 5.26%, due 7/10/07       5,000,000       4,993,431
   Chevron Funding Corp.,
    5.21%, due 7/17/07             6,000,000       5,986,107
   General Electric Capital
    Corp., 5.23-5.24%, due
    7/5/07-7/19/07                11,500,000      11,476,108
   Toyota Motor Credit Corp.,
    5.21-5.23%, due 7/3/07-
    7/24/07                       11,600,000      11,582,269
                                              --------------
                                                  39,434,765
                                              --------------
Total Short-Term Investments
 (Cost $56,042,573)                               56,042,573
                                              --------------
Total Securities Lending Collateral -- 3.5%
(Cost $51,790,258)
   Brown Brothers Investment
    Trust, 5.28%, due 7/2/07                      51,790,258
                                              --------------

Total Investments -- 103.2%
 (Cost $1,036,317,880)                         1,512,689,332
  Cash, receivables, prepaid pension cost,
   prepaid expenses and other assets, less
   liabilities -- (3.2)%                         (47,439,426)
                                              --------------
Net Assets -- 100%                            $1,465,249,907
                                              ==============

--------------------------------------------------------------------------------
Notes:
(A)See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ.
(B)Presently non-dividend paying.
(C)Some of the shares of this company are on loan. See note 8 to financial statements.
(D)Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)The aggregate market value of stocks held in escrow at June 30, 2007 covering open call option contracts written was $12,388,240. In addition, the aggregate market value of securities segregated by the Company's custodian required to collateralize open put option contracts written was $10,952,500.

                               PORTFOLIO SUMMARY

--------------------------------------------------------------------------------

                                 June 30, 2007
                                  (unaudited)


  Ten Largest Portfolio Holdings

                                           Market Value % of Net Assets
                        -                  ------------ ---------------
        Petroleum & Resources Corporation* $ 84,453,212       5.8
        General Electric Co.                 56,949,156       3.9
        American International Group, Inc.   35,015,000       2.4
        Microsoft Corp.                      34,774,600       2.4
        Schlumberger Ltd.                    32,277,200       2.2
        Bank of America Corp.                29,822,900       2.0
        Pfizer Inc.                          28,638,400       2.0
        ConocoPhillips                       27,082,500       1.8
        PepsiCo, Inc.                        25,940,000       1.8
        Wachovia Corp.                       24,087,500       1.6
                                           ------------      ----
          Total                            $379,040,468      25.9%
        ---------------------------------------------------------------

 *Non-controlled affiliate


  Sector Weightings
                                    [CHART]

Consumer                 16.6%
Energy                   13.1%
Financials               16.4%
Health Care              12.1%
Industrials              14.2%
Information Technology   12.7%
Materials                 4.9%
Telecom Services          2.8%
Utilities                 3.1%
Short-Term Investments    3.8%

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS

--------------------------------------------------------------------------------

                                 June 30, 2007

 Contracts                                           Contract
(100 shares                                   Strike Expiration  Appreciation/
   each)                Security              Price   Date       (Depreciation)
-------------------------------------------------------------------------------

                              COVERED CALLS

     100    AMBAC Financial Group, Inc.       $100   Aug   07      $   8,700
     200    Avon Products, Inc.                 45   Oct   07         19,399
     250    BJ's Wholesale Club, Inc.           45   Dec   07          9,249
     100    Bunge Ltd.                          90   Jul   07          4,700
     100    Bunge Ltd.                          95   Oct   07         (5,200)
     250*   Comcast Corp.                     33.38  Jul   07         24,874
     100    Cree, Inc.                          30   Sep   07           (300)
     240    Marathon Oil Co.                  62.50  Oct   07        (67,560)
     100    Morgan Stanley                      85   Jul   07         (2,301)
     200    Rohm & Haas Co.                     55   Oct   07        (22,075)
     200    Ryland Group Inc.                   65   Jul   07         40,399
     250    Safeway Inc.                        40   Sep   07         16,624
     100    Target Corp.                        70   Jul   07         10,949
     200    Target Corp.                        70   Oct   07         (6,201)
   -----                                                           ---------
   2,390                                                              31,257
   -----                                                           ---------

                           COLLATERALIZED PUTS

     250    Broadcom Corp.                      30   Aug   07        (23,875)
     100    Exxon Mobil Corp.                   65   Jul   07         11,100
     250    Lowe's Companies, Inc.              30   Oct   07        (10,125)
     200    Lubrizol Corp.                      55   Dec   07        (78,600)
     200    Lubrizol Corp.                      60   Dec   07        (48,600)
     250    Oshkosh Truck Corp.                 45   Jul   07         17,999
     150    Oshkosh Truck Corp.                 50   Jul   07         14,549
     100    PNC Financial Services Group Inc.   70   Aug   07         (3,300)
     100    Procter & Gamble Co.                60   Oct   07         (6,300)
     150    Ryland Group Inc.                 37.50  Jul   07         (4,950)
      35    Ryland Group Inc.                   40   Jul   07         (7,455)
     250    Spirit AeroSystems Holdings, Inc.   35   Oct   07        (14,145)
     250    3M Corp.                            70   Jul   07         31,749
   -----                                                           ---------
   2,285                                                            (121,953)
   -----                                                           ---------
                                                                   $ (90,696)
                                                                   =========

--------
*150 shares per contract.

                        CHANGES IN PORTFOLIO SECURITIES

--------------------------------------------------------------------------------

                  During the Three Months Ended June 30, 2007
                                  (unaudited)

                                                       Shares
                                      -----------------------------------------
                                                                      Held
                                       Additions     Reductions   June 30, 2007
                                      ---------     ----------    -------------
 Broadridge Financial Solutions, Inc.   75,000/(1)/   75,000           --
 Broadcom Corp.......................  400,000                       400,000
 Lowe's Companies, Inc...............  575,000                       575,000
 Marathon Oil Co.....................  120,000/(2)/                  240,000
 Ryland Group Inc....................  170,000                       305,000
 Senomyx, Inc........................  550,000                       550,000
 Spirit Aerosystems Holdings, Inc....  395,000                       395,000
 Air Products and Chemicals, Inc.....                 20,000         230,000
 Aqua America, Inc...................                109,000         499,000
 Avon Products, Inc..................                 11,600         418,400
 BJ's Wholesale Club, Inc............                 50,000         450,000
 Bunge Ltd...........................                 40,000         140,000
 Clear Channel Communications, Inc...                175,000           --
 Compass Bancshares Inc..............                215,000          85,000
 Curtiss-Wright Corp.................                100,000         360,000
 Investors Financial Services Corp...                 25,000         357,500
 Martin Marietta Materials, Inc......                 14,600           --
 MedImmune, Inc......................                225,000/(3)/      --
 Morgan Stanley......................                 20,000         150,000
 OSI Restaurant Partners, Inc........                315,000           --

--------
/(1)/Received .25 share for each share of Automatic Data Processing Inc. held. /(2)/By stock split.
/(3)/Received $58.00 per share through tender offer.

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                  (unaudited)

                                                               Dividends  Distributions     Total
                                                                  From      From Net      Dividends
                                          Net Asset   Market   Investment   Realized         and          Annual
                 Value Of       Shares    Value Per   Value      Income       Gains     Distributions    Rate of
Dec. 31         Net Assets   Outstanding*  Share*   Per Share* Per Share*  Per Share*    Per Share*   Distribution**
-------         ----------   ------------ --------- ---------- ---------- ------------- ------------- --------------
1997          $1,424,170,425  74,923,859   $19.01     $16.13      $.29        $1.01         $1.30          8.65%
1998           1,688,080,336  77,814,977    21.69      17.75       .30         1.10          1.40          8.17
1999           2,170,801,875  80,842,241    26.85      22.38       .26         1.37          1.63          8.53
2000           1,951,562,978  82,292,262    23.72      21.00       .22         1.63          1.85          7.76
2001           1,368,366,316  85,233,262    16.05      14.22       .26         1.39          1.65          9.44
2002           1,024,810,092  84,536,250    12.12      10.57       .19          .57           .76          6.14
2003           1,218,862,456  84,886,412    14.36      12.41       .17          .61           .78          6.80
2004           1,295,548,900  86,135,292    15.04      13.12       .24          .66           .90          7.05
2005           1,266,728,652  86,099,607    14.71      12.55       .22          .64           .86          6.65
2006           1,377,418,310  86,838,223    15.86      13.87       .23          .67           .90          6.80
June 30, 2007  1,465,249,907  85,893,132    17.06      14.89       .14+         .01+          .15+          --

--------
 *Adjusted to reflect the 3-for-2 stock split effected in October 2000. **The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company's Common Stock.
 +Paid or declared.

                               -----------------

                                 Common Stock
                     Listed on the New York Stock Exchange

                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                      Counsel: Chadbourne & Parke L.L.P.
   Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
            Custodian of Securities: Brown Brothers Harriman & Co.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (the Company) at June 30, 2007, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 13, 2007

                          AMENDED AND RESTATED BYLAWS

--------------------------------------------------------------------------------

In June 2007, the Board of Directors of the Company adopted Amended and Restated Bylaws for the Company. Among other changes, the Amended and Restated
Bylaws:

  . add procedures and informational requirements governing the calling of a stockholder-requested special meeting of stockholders;

  . add informational requirements and modify the timing for the advance notice of stockholder nominees for the Board of Directors and of other stockholder proposals --stockholders are now generally required to notify the Company in writing of any proposal which they intend to present at an annual meeting of stockholders, including any nominations for director, between 120 and 150 days prior to the first anniversary of the mailing date of the notice for the prior year's annual meeting of stockholders;

  . implement changes to conform to the charter of the Company as recently amended and restated by the stockholders; and

  . include updates to conform to changes in Maryland law and current corporate governance practice.

As a result of the changes to the advance notice bylaws summarized above, the advance notice of Director nominees and any other proposals that a stockholder seeks to bring before the 2008 Annual Meeting but does not seek to have included in the Company's proxy statement and form of proxy for that meeting must be received at the office of the Company no earlier than September 19, 2007, and no later than October 19, 2007. Please note that these dates are different from those that were provided in the Company's proxy statement for the 2007 Annual Meeting, which dates are no longer correct.

The foregoing is only a summary and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company's next report on Form NSAR. The Amended and Restated Bylaws are also available upon written request to the Secretary of the Company.



                               -----------------


 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                               OTHER INFORMATION

--------------------------------------------------------------------------------

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's website at www.sec.gov. The Company's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Company also posts its Forms N-Q on its website at www.adamsexpress.com under the heading "Financial Reports".

Proxy Voting Policies and Record

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information as to how the Company voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 are available (i) without charge, upon request, by calling the Company's toll free number at
(800) 638-2479; (ii) on the Company's website by clicking on "Corporate Information" heading on the website; and (iii) on the Securities and Exchange Commission's website at http//www.sec.gov.

Privacy Policy

In order to conduct its business, The Adams Express Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

                     STOCKHOLDER INFORMATION AND SERVICES

--------------------------------------------------------------------------------


DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

                Initial Enrollment and
                 Optional Cash Investments
                  Service Fee               $2.50 per investment
                  Brokerage Commission           $0.05 per share

                Reinvestment of Dividends*
                  Service Fee              2% of amount invested
                               (maximum of $2.50 per investment)
                  Brokerage Commission           $0.05 per share

                Sale of Shares
                  Service Fee                             $10.00
                  Brokerage Commission           $0.05 per share

                Deposit of Certificates for safekeeping    $7.50
                Book to Book Transfers                  Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.
Minimum and Maximum Cash Investments

              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
                (existing holders)                         $50.00
              Electronic Funds Transfer
                (monthly minimum)                          $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                  The Company
                           The Adams Express Company
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Stockholder Inquiries to:
                       Stockholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (877) 260-8188
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                            New York, NY 10269-0560
                           Website: www.amstock.com
                           E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

18


Item  2:  Code(s) of Ethics for senior financial officers  -
Item not applicable to semi-annual report.

Item  3:  Audit  Committee  Financial  Expert  -  Item   not
applicable to semi-annual report.

Item 4: Principal Accountant Fees and Services - Item not applicable to semi-annual report.

Item 5: Audit Committee of Listed Registrants - Item not applicable to semi-annual report.

Item 6: Schedule of Investments - This schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Item not applicable to semi-annual report.

Item   8:   Portfolio  Managers  of  Closed-End   Management
Investment Companies - Item not applicable to semi-annual report.

Item   9:  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

                                                 Maximum
                                     Total      Number (or
                                   Number of   Approximate
                                  Shares (or   Dollar Value)
             Total                  Units)    of Shares (or
             Number               Purchased    Units) that
               of      Average    as Part of   May Yet Be
             Shares     Price      Publicly     Purchased
              (or      Paid per   Announced     Under the
             Units)   Share (or    Plans or     Plans or
Period(2)  Purchased    Unit)      Programs     Programs
--------   ---------  ---------   ---------    ---------
Jan. 2007   158,900    $ 13.83     158,900     3,927,692
Feb. 2007   236,055    $ 14.03     236,055     3,691,637
Mar. 2007   409,219    $ 13.82     409,219     3,282,418
Apr. 2007   117,050    $ 14.17     117,050     3,165,368
May 2007          0    $     0           0     3,165,368
June 2007    67,900    $ 15.01      67,900     3,097,468
--------   ---------  ---------   ---------    ---------
Total       989,124(1) $ 14.00     989,124(2)  3,097,468(2)


(1) There were no shares purchased other than through a publicly announced plan or program.
(2.a)  The Plan was reapproved on December 14, 2006.
(2.b)   The   share  amount  approved  in  2006  was  5%  of
outstanding shares, or approximately 4,235,634 shares. (2.c) Unless reapproved, the Plan will expire on or about December 13, 2007.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders. In June 2007, Registrant's Board of Directors adopted Amended and Restated Bylaws for the Company that, among other changes, make material changes to the procedures by which stockholders may recommend nominees to Registrant's
Board   of   Directors.   In  general,   the   changes   add
informational requirements and modify the timing for the advance notice of stockholder nominees for the Board of Directors and of other stockholder proposals -- stockholders are now generally required to notify the Company in writing of any proposal which they intend to present at an annual meeting of stockholders, including any nominations for director, between 120 and 150 days prior to the first anniversary of the mailing date of the notice for the prior year's annual meeting of stockholders.

The Amended and Restated Bylaws governing the advance notice requirements for stockholders who wish to recommend Director nominees provide as follows:
Section  2.9.   Advance Notice of Stockholder  Nominees  for
Director and Other Stockholder Proposals.

     (a)  Annual Meetings of Stockholders.

           (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 2.9(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 2.9(a).

           (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 2.9, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice shall set forth all information required under this Section
2.9 and shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day prior to the first anniversary of the Date of Mailing of the Notice (as defined herein) for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the Date of Mailing of the Notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business  address and residence address of such  individual,
(B) the class, series and number of any shares of stock of the Corporation that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Corporation, as defined in the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the "Investment Company Act") and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, (A) the class, series and number of all shares of stock of the Corporation which are owned by such stockholder and by such Stockholder Associated Person, if any, (B) the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person, (C) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk of share price changes for, or to increase the voting power of, such stockholder or any such Stockholder Associated Person with respect to any share of stock of the Corporation (collectively, "Hedging Activities") and (D) a general description of whether and the extent to which such stockholder or such Stockholder Associated Person has engaged in Hedging Activities with respect to shares of stock of any other closed-end investment company; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii) of this paragraph (2) of this Section 2.9(a), the name and address of such stockholder, as they appear on the Corporation's stock ledger and current name and address, if different, and of such Stockholder
Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice.

           (3)   Notwithstanding anything in this subsection
(a) of this Section 2.9 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year's annual meeting, a stockholder's notice required by this Section 2.9(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

            (4) For purposes of this Section 2.9, "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder (including, without limitation, any person who is a member of a "group" for purposes of Section 13(d) of the Exchange Act, or any successor provision, that includes such stockholder), (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and
(iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

      (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 2.9 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 2.9. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (2) of this
Section 2.9(a) shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the
120th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

     (c)  General.

           (1) Upon written request by the Secretary or the Board of Directors or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 2.9. If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 2.9.

           (2) Only such individuals who are nominated in accordance with this Section 2.9 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 2.9. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 2.9.

           (3) For purposes of this Section 2.9, (a) the "Date of Mailing of the Notice" shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) "public announcement" shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

           (4) Notwithstanding the foregoing provisions of this Section 2.9, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.9. Nothing in this
Section 2.9 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

The Amended and Restated Advance Notice Bylaws apply to Registrant's 2008 Annual Meeting, and the advance notice of Director nominees and any other proposals that a stockholder seeks to bring before the 2008 Annual Meeting but does not seek to have included in the Company's proxy statement and form of proxy for that meeting must be received at the office of the Company no earlier than September 19, 2007, and no later than October 19, 2007.

Item 11. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

  (a) As of July 23, 2007, an evaluation was performed under the supervision and with the participation of the officers of registrant, including the principal executive officer (PEO) and principal financial officer (PFO), of the effectiveness of registrant's disclosure controls and procedures. Based on that evaluation, the registrant's officers, including the PEO and PFO, concluded that, as of July 23, 2007, the registrant's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the registrant is made known to the PEO and PFO.

   (b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits attached hereto. (Attach certifications as exhibits)

(1) Not applicable. See registrant's response to Item 2, above.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.

A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, is attached.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       THE ADAMS EXPRESS COMPANY

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   July 23, 2007


BY: /s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President, Chief Financial Officer and Treasurer
	(Principal Financial Officer)

Date:   July 23, 2007